UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2011 (June 13, 2011)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street
New York, New York 10036
(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On June 15, 2011, CIT Group Inc. (“CIT”) completed its exchange offer (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) for the outstanding Series A Notes listed in the table below (the “Series A Notes”), in which CIT successfully received the requisite consents to adopt the proposed amendments to the indenture for each maturity of these Series A Notes.

     As of the Offer Expiration Time, which was 11:59 p.m., New York City time, on June 13, 2011, CIT received tenders with consents or separate consents from holders of approximately $10.9 billion in aggregate principal amount of Series A Notes, including a majority of each maturity of these Series A Notes. The table below shows, for Series A Notes of each maturity (i) the aggregate principal amount tendered with consent and accepted for exchange, (ii) the aggregate principal amount separately consented, and (iii) the aggregate principal amount of new Series C Second-Priority Secured Notes (the “Series C Notes”) that were issued at settlement on June 15, 2011.

CUSIP Number	Title of Series A Notes to be Exchanged	Title of New Series C Notes to be Issued	Principal Amount of Series A Notes Tendered and Accepted for Exchange	Principal Amount of Series A Notes Separately Consented	Principal Amount of Series C Notes to be Issued
125581FV5	7.00% Series A Second-Priority Secured Notes due May 1, 2015	7.00% Series C Second-Priority Secured Notes due May 4, 2015	$1,554,262,000 (49.2%)	$333,166,734 (10.6%)	$1,554,225,000
125581FW3	7.00% Series A Second-Priority Secured Notes due May 1, 2016	7.00% Series C Second-Priority Secured Notes due May 2, 2016	$3,094,627,000 (58.8%)	$653,797,152 (12.4%)	$3,094,508,000
125581FX1	7.00% Series A Second-Priority Secured Notes due May 1, 2017	7.00% Series C Second-Priority Secured Notes due May 2, 2017	$4,116,499,000 (55.9%)	$1,184,944,720 (16.1%)	$4,116,261,000
Total			$8,765,388,000 (55.5%)	$2,171,908,606 (13.8%)	$8,764,994,000

     The Series C Notes were issued under a Second Supplemental Indenture among CIT, the guarantors (as named therein) and Deutsche Bank Trust Company Americas dated as of June 15, 2011 (the “Supplemental Indenture”). The Supplemental Indenture contains certain covenants that, subject to exceptions, limit CIT’s ability to (i) create liens and (ii) merge or consolidate, or sell, transfer, lease or dispose of all or substantially all of its assets. The covenants under the Supplemental Indenture are less restrictive than those under the indenture governing CIT’s Series A Notes due 2014, which, subject to certain exceptions, include limitations on the ability of CIT and CIT’s restricted subsidiaries to (i) make restricted payments, (ii) incur indebtedness, (iii) issue preferred stock, (iv) incur liens, (v) enter into sale and leaseback transactions, (vi) create dividend restrictions and other payment restrictions that affect the Company’s subsidiaries, (vii) sell assets, (viii) enter into transactions with affiliates, and (ix) issue guarantees of indebtedness.

     CIT may not redeem the Series C Notes before January 1, 2012 but on or after January 1, 2012 may redeem the Series C Notes on any one or more occasions, in whole or in part, at a redemption price of 100% of the principal amount plus accrued and unpaid interest and Additional Interest (as defined in the Supplemental Indenture), if any, to the redemption date, provided, that no Series C Notes may be redeemed while any Series A Notes maturing in the same year as such Series C Notes remain outstanding. In addition, CIT may at any time and from time to time purchase Series C Notes in open market transactions, tender offers or otherwise.

     In addition, if CIT experiences a Change of Control Triggering Event (as defined in the Supplemental Indenture), the holders of the Series C Notes may require CIT to repurchase for cash all or any part (equal to $2,000 in principal amount or an integral multiple of $1,000 in principal amount in excess thereof) of their Series C Notes at a price equal to 101% of the aggregate principal amount of the Series C Notes, plus accrued and unpaid interest and Additional Interest, if any.

     In connection with the private placement of the Series C Notes, CIT and the Guarantors, parties thereto, entered into a registration rights agreement dated as of June 15, 2011 (the “Registration Rights Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Manager for the initial purchasers. Under the Registration Rights Agreement, CIT is obligated, no later than 366 days after the issue date of the Series C Notes, to use commercially reasonable efforts to consummate an offer to exchange each of the Notes for a new issue of debt securities registered under the Securities Act, with terms substantially identical to those of the Series C Notes. However, CIT will not be required to make or consummate the exchange offer to the extent that the Notes are freely tradable under Rule 144 under the Securities Act, without restrictive legends or a restricted CUSIP number, before the required date for the consummation of such exchange offer. If CIT fails to satisfy its exchange obligations under the Registration Rights Agreement, CIT will be required to pay additional interest to the holders of the Notes under certain circumstances.

     The Consent Solicitation was consummated by entry into the First Amendment to Series A First Supplemental Indenture among CIT, the guarantors (as named therein) and the Trustee, dated as of May 31, 2011 (the “Series A Indenture Amendment”). The Series A Indenture Amendment generally replaced the covenants for the Series A Notes with the same covenants that govern CIT’s existing 5.25% Series C Second-Priority Secured Notes due 2014 and 6.625% Series C Second-Priority Secured Notes due 2018. As a result, the covenants governing the Series A Notes as amended by the Series A Indenture Amendment are less restrictive than those under the indenture governing CIT’s Series A Notes due 2014, as described above.

     CIT made consent payments of $2.50 per $1,000 principal amount to all holders who consented and paid accrued interest through and including June 14, 2011 on all Series A Notes tendered and accepted in the exchange offer on the closing date.

     The Supplemental Indenture, the Series A Indenture Amendment and Registration Right Agreement have been filed as exhibits to this Current Report on Form 8-K and the description of the Supplemental Indenture, the Series A Indenture Amendment and Registration Rights Agreement contained herein is qualified in its entirety by reference to the Supplemental Indenture, the Series A Indenture Amendment and Registration Rights Agreement, which are incorporated into this Item 1.01 by reference. A copy of the Press Release announcing the results of the Exchange Offer and Consent Solicitation is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Second Supplemental Indenture among CIT, certain Guarantors named therein and Deutsche Bank Trust Company Americas (as trustee, Series C parent collateral agent and Series C subsidiary collateral agent) dated as of June 15, 2011

4.2	Indenture, dated as of March 30, 2011, between CIT Group Inc. and Deutsche Bank Trust Company Americas, as trustee, appended as Exhibit 4.1 to CIT’s Form 8-K (SEC Accession No. 0000930413-11-002452) reported on March 31, 2011

4.3	First Supplemental Indenture, dated as of March 30, 2011, between CIT Group Inc., the Guarantors named therein, and Deutsche Bank Trust Company Americas, as trustee (including the Form of 5.250% Note due 2014 and the Form of 6.625% Note due 2018), appended as Exhibit 4.2 to CIT’s Form 8-K (SEC Accession No. 0000930413-11-002452) reported on March 31, 2011

4.4	First Amendment to Series A First Supplemental Indenture among CIT, certain Guarantors named therein, and Deutsche Bank Trust Company Americas (as trustee) dated as of May 31, 2011

4.5	Indenture, dated December 10, 2009, between the Company and Deutsche Bank Trust Company Americas, appended as Exhibit 4.1 to CIT’s Form 8-K (SEC Accession No. 0000950123-09-071285) reported on December 16, 2009

4.6	First Supplemental Indenture, dated December 10, 2009, between the Company, certain Guarantors named therein and Deutsche Bank Trust Company Americas, appended as Exhibit 4.2 to CIT’s Form 8-K (SEC Accession No. 0000950123-09-071285) reported on December 16, 2009

10.1	Registration Rights Agreement, dated as of June 15, 2011, among CIT Group Inc., certain Guarantors named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated

99.1	Press Release by CIT Group Inc. dated June 14, 2011

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ Scott T. Parker

Scott T. Parker
Executive Vice President &
Chief Financial Officer

Dated: June 17, 2011